THE LAZARD FUNDS, INC.

Supplement to Prospectuses dated May 1, 2015 and May 29, 2015

The following replaces the second paragraph of  "Shareholder Information—General" in the Prospectuses:

The Fund determines the NAV of each Portfolio's share classes generally as of the close of regular session trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading.  The Fund values securities and other assets for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

August 13, 2015